UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

AppHarvest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39288	82-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 W. Main Street, Suite 321 Lexington, KY	40507
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (606) 653-6100

Novus Capital Corporation, 8556 Oakmont Lane, Indianapolis, IN 46260
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 29, 2021 (the “Closing Date”), AppHarvest, Inc., a Delaware public benefit corporation (“Legacy AppHarvest”), Novus Capital Corporation, a Delaware corporation (“Novus”) and ORGA, Inc., a Delaware corporation and wholly owned subsidiary of Novus (“Merger Sub”), consummated the closing of the transactions contemplated by the Business Combination Agreement and Plan of Reorganization, dated September 28, 2020, by and among Novus, Legacy AppHarvest and Merger Sub (the “Business Combination Agreement”), following the approval at a special meeting of the stockholders of Novus held on January 29, 2021 (the “Special Meeting”). Pursuant to the terms of the Business Combination Agreement, a business combination of Legacy AppHarvest and Novus was effected through the merger of Legacy AppHarvest with and into Merger Sub, with Legacy AppHarvest surviving as a wholly owned subsidiary of Novus (the “Merger” and, collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). On the Closing Date, Legacy AppHarvest changed its name to AppHarvest Operations, Inc. and Novus changed its name from Novus Capital Corporation to AppHarvest, Inc.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 29, 2021, Novus held the Special Meeting for the following purposes:

•	The “Business Combination Proposal” — To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, including the Business Combination;

•	The “Charter Proposals” — To consider and vote upon amendments to Novus’s amended and restated certificate of incorporation as detailed below:

o	Name Change Charter Amendment — to change Novus’s name to “AppHarvest, Inc.;” and

o	Public Benefit Charter Amendment — to designate Novus as a public benefit corporation and identify its public benefit as (i) empowering individuals in Appalachia, (ii) driving positive environmental change in the agriculture industry and (iii) improving the lives of the company’s employees and the community at large; and

o	Authorized Share Charter Amendment — to increase the number of authorized shares of Novus’s common stock and “blank check” preferred stock; and

o	Board Composition Charter Amendment — to change the classified board of directors to a single class board; and

o	Actions by Stockholders Charter Amendment — to require that stockholders only act at annual and special meeting of the corporation and not by written consent; and

o	Corporate Opportunity Charter Amendment — to eliminate the current limitations in place on the corporate opportunity doctrine; and

o	Voting Thresholds Charter Amendment — to increase the required vote thresholds for approving amendments to the certificate of incorporation and bylaws to 662∕3%; and

o	Additional Charter Amendment — to approve all other changes including eliminating certain provisions related to special purpose acquisition corporations that will no longer be relevant following the Closing.

•	The “Equity Incentive Plan Proposal”— To consider and vote upon the adoption of AppHarvest, Inc. 2021 Equity Incentive Plan;

•	The “Employee Stock Purchase Plan Proposal” — To consider and vote on the adoption of the Employee Stock Purchase Plan;

•	The “Nasdaq Proposal”— To consider and vote upon a proposal to (i) issue Novus Common Stock to (a) AppHarvest’s stockholders as a result of the Merger pursuant to the Business Combination Agreement, (b) the investors in the PIPE and (c) the holders of the Legacy AppHarvest Convertible Note; (ii) issue equity awards under the 2021 Equity Incentive Plan and Employee Stock Purchase Plan if such plans are approved in accordance with the Equity Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal; and (iii) adopt the 2021 Equity Incentive Plan and Employee Stock Purchase Plan; and

There were 12,650,000 shares of Novus Common Stock issued and outstanding on the record date for the Special Meeting. At the Special Meeting, there were 9,118,418 shares voted by proxy or in person, which constituted a quorum. The results for each matter were as follows:

Business Combination Proposal: Novus’s stockholders approved the Business Combination Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
9,059,917	55,947	2,554	N/A

Charter Proposals: Novus’s stockholders approved the Charter Proposals, based on the following votes:

Name Change Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
9,061,257	584	56,577	N/A

Public Benefit Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
9,060,638	762	57,018	N/A

Authorized Share Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
8,816,519	268,268	33,631	N/A

Board Composition Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
9,111,700	3,326	3,392	N/A

Actions by Stockholders Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
8,626,549	413,078	78,791	N/A

Corporate Opportunity Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
9,039,032	3,283	76,103	N/A

Voting Thresholds Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
7,075,609	2,032,619	10,190	N/A

Additional Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
9,054,086	3,344	60,988	N/A

Equity Incentive Plan Proposal: Novus’s stockholders approved the Equity Incentive Plan Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
6,263,767	2,851,642	3,009	N/A

Employee Stock Purchase Plan Proposal: Novus’s stockholders approved the Employee Stock Purchase Plan Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
8,653,131	462,629	2,658	N/A

Nasdaq Proposal: Novus’s stockholders approved the Nasdaq Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
9,104,983	1,194	12,241	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: February 1, 2021
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer